UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2005 (August 31, 2005)

Date of Report (Date of earliest event reported)

ACCESS ANYTIME BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28894	85-0444597
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

5210 Eubank Blvd, NE
Albuquerque, New Mexico 87111
(Address of principal Executive offices)

(505) 299-0900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry Into a Material Definitive Agreement

On August 31, 2005, Access Anytime Bancorp, Inc., a Delaware corporation (“Access Anytime”), AccessBank, a federal savings association and a wholly owned subsidiary of Access Anytime and First State Bancorporation, a New Mexico corporation (“First State”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Access Anytime will merge (the “Merger”) with and into First State with First State surviving.  Concurrent with the Merger, First State Bank N.M., a New Mexico state chartered bank and a wholly owned subsidiary of First State, and AccessBank will enter into a subsidiary merger agreement where AccessBank will merge with and into First State Bank N.M. with First State Bank N.M. surviving.

Under and subject to the terms of the Merger Agreement, the stockholders of Access Anytime will receive .791 shares of First State common stock in exchange for each share of common stock of Access Anytime, subject to certain possible adjustments as set forth in the Merger Agreement.  The exchange ratio is based on the average closing price of First State common stock as reported on the NASDAQ during the 40 consecutive trading days ending on August 30, 2005, and a $17.00 price per share for Access Anytime common stock.  Under the terms of the Merger agreement, Access Anytime has the ability to pay a dividend (not to exceed the cap), even though Access Anytime’s Board of Directors has not yet declared or determined to pay the dividend.

Stock options outstanding upon completion of the merger, whether vested or unvested, will be assumed and converted into options to acquire, on the same terms and conditions applicable to the original option, that number of shares of First State equal to the number of shares of Access Anytime for which the option is exercisable times .791.  Access Anytime, AccessBank and First State have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants not to engage in certain kinds of conduct or transactions during the period between the execution of the Merger Agreement and the completion of the merger.  In addition, Access Anytime has agreed to cause a shareholder meeting to be held to consider approval of the Merger Agreement, and has further agreed that, subject to certain exceptions, the Access Anytime Board of Directors will recommend approval of the Merger Agreement by its shareholders.  Access Anytime has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning, or providing confidential information in connection with, alternative business combination transactions.

Completion of the transaction is subject to various customary closing conditions, including regulatory approval and approval by the stockholders of Access Anytime.  Certain stockholders of Access Anytime, representing approximately 23% of the outstanding shares of common stock of Access Anytime, have entered into a support agreement, pursuant to which they have agreed to vote their shares in favor of the Merger.  In the event of a termination of the Merger Agreement under certain circumstances, Access Anytime may be required to pay First State a termination fee as set forth in the Merger Agreement.

The Merger Agreement contains representations and warranties that Access Anytime and Access Bank, on the one hand, and First State, on the other hand, made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms.  Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as an Exhibit hereto, and is incorporated by reference.

IN CONNECTION WITH THE PROPOSED MERGER, ACCESS ANYTIME WILL FILE PROXY STATEMENTS AND OTHER RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND FIRST STATE WILL FILE A FORM S-4 AND OTHER RELEVANT DOCUMENTS WITH THE SEC.  STOCKHOLDERS OF ACCESS ANYTIME AND OTHER INVESTORS ARE URGED TO READ THESE DOCUMENTS (IF AND WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACCESS ANYTIME, FIRST STATE AND THE MERGER.  STOCKHOLDERS AND OTHER INVESTORS MAY OBTAIN THESE DOCUMENTS (AND ANY OTHER DOCUMENTS FILED BY ACCESS ANYTIME WITH THE SEC) FREE OF CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV.  IN ADDITION, DOCUMENTS FILED WITH THE SEC BY ACCESS ANYTIME WILL BE AVAILABLE FREE OF CHARGE BY DIRECTING SUCH REQUEST TO: ACCESS ANYTIME’S CORPORATE SECRETARY AT THE FOLLOWING ADDRESS:  ACCESS ANYTIME BANCORP, INC., 801 PILE STREET, P.O. BOX 1569, CLOVIS, NEW MEXICO 88101, (505) 762-4417

ACCESS ANYTIME, FIRST STATE AND THEIR RESPECTIVE EXECUTIVE OFFICERS AND DIRECTORS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF ACCESS ANYTIME IN FAVOR OF THE ACQUISITION.  INFORMATION ABOUT THE EXECUTIVE OFFICERS AND DIRECTORS OF ACCESS ANYTIME AND THEIR OWNERSHIP OF ACCESS ANYTIME COMMON STOCK OR OTHER POSSIBLE INTERESTS IN THE TRANSACTION, IF ANY, IS INCLUDED IN THE PROXY STATEMENT FOR ACCESS ANYTIME’S 2005 ANNUAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH THE SEC ON MARCH 23, 2005, AND IN THE PROXY STATEMENT RELATING TO THE MERGER WHEN IT BECOMES AVAILABLE.  INVESTORS MAY ALSO OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE FORM S-4 AND PROXY WHEN THEY BECOME AVAILABLE.

Item 9.01  Financial Statements and Exhibits

(c)            Exhibits

Exhibit Number	Description

2.4	Agreement and Plan of Merger, dated August 31, 2005, by and among First State Bancorporation, Access Anytime BanCorp, Inc., and AccessBank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS ANYTIME BANCORP, INC.

DATE: September 1, 2005

	By:	/s/ Norman R. Corzine
Norman R. Corzine, Chairman of the Board
and Chief Executive Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description

2.4	Agreement and Plan of Merger, dated August 31, 2005, by and among First State Bancorporation, Access Anytime BanCorp, Inc., and AccessBank.